Exhibit 10.45

                                      LEASE

1.   BASIC PROVISIONS.

Date:                              August 8, 2001

SubLandlord:                       SpeedFam-IPEC,  Inc., an Illinois corporation
                                   (hereinafter referred to as "Landlord")

SubTenant:                         Vodavi  Communications   Systems,   Inc.,  an
                                   Arizona corporation (hereinafter referred to as "Tenant")

Premises:                          That portion of the building  located at 4717
                                   East Hilton Avenue, Phoenix, Arizona as set forth in Exhibit A attached hereto.

Building:                          The  building  located  at 4717  East  Hilton
                                   Avenue, Phoenix, Arizona.

Master Lease:                      The Lease  Agreement  executed by and between
                                   Seldin    Properties   a   Nebraska   general
                                   partnership  (the  "Master  Landlord"),   and
                                   SpeedFam-IPEC, Inc., an Illinois corporation,
                                   in its  capacity as  successor in interest to
                                   Integrated  Process  Equipment   Corporation,
                                   dated December 26, 1996, as Tenant.

Use of Premises:                   General    office,     engineering,     test,
                                   warehousing and other associated functions to
                                   support    the   sales   and    service    of
                                   telecommunications products and services.

Area of Premises
(Approximate Square Footage):      54,014 rentable square feet

Commencement Date of Lease Term:   The  later  of   December  1,  2001  or  upon
                                   completion of tenant improvements and receipt of a Certificate of Occupancy from the City of Phoenix

Lease Term:                        Ten (10) years, One (1) month ending December
                                   31, 2011

Renewal Term (if any):             None

First Rent Payment Date:           On or before December 1, 2001.

Rent shall be:                     $785,435 per year, paid monthly in advance in
                                   the  amount  of   Sixty-Five   Thousand  Four
                                   Hundred    Fifty-Two   and   92/100   Dollars
                                   ($65,452.92), plus rental sales tax, which is currently 2.4% and is subject to change
                                   ($1,570.87).

Security Deposit:                  $75,000 payable upon execution of this Lease

                                                                  INITIAL ______
                                                                          ______
                                                                          ______

Addresses:

         Landlord:                 305 N. 54th Street
                                   Chandler, Arizona 85226
                                   480.705.2618

         Tenant:                   4717 E. Hilton Avenue
                                   Phoenix, AZ

Each reference in this Sublease (hereinafter referred to as "Lease") to any of the provisions contained in this section shall be construed to incorporate all of the terms set forth herein.

     2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord for the term, at the rent, upon the covenants and conditions set forth herein and under the terms of the Master Lease, a copy of which is attached, the Premises which shall include the use by Tenant in common with others entitled thereto of such common facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord and as set forth in the Master Lease. The area of the Premises described in Paragraph 1 is approximate and was calculated by measuring from the outside rear wall of the Premises to the furthest window extension at the front of the Premises and to the center of interior walls. The vestibule of the Premises is included in the approximate square footage. By accepting possession of the Premises, Tenant accepts the size of the Premises "as is", without any warranty or representation by Landlord, Tenant having been given full and complete opportunity to inspect the Premises before entering into this Lease.

     The Premises does not include any computer systems, information storage systems, disk drives, computer equipment racks, PBX equipment, telephone equipment, switches, routers, hubs, multiplexers, video conferencing equipment, printers, scanners, plotters, computer and network test and repair equipment, spare parts, monitors, keyboards, pointing devices, software floppy disks, software CDs, software documentation, software tapes and modulator-demodulators. Tenant shall have the right to use the existing cabling associated with all of the foregoing items that may be found in the Building.

     Subject to the right of first refusal held by Avnet, Inc., which right of first refusal is superior to the rights granted in this paragraph, if during the Lease term Landlord offers for lease any portion of the Building located adjacent to the Premises, upon Avnet, Inc.'s waiver of it's right to lease space in the Building, Landlord shall offer the space to Tenant upon the same terms and conditions as those offered to Avnet, Inc. (the "Offer"). Tenant shall have five (5) days after receipt of the Offer to provide written notice to Landlord of Tenant's intent to lease the space under the terms contained in the Offer. Tenant's notice of election to accept the Offer is binding upon Tenant. If no reply is received by Landlord within the five (5) day notice period, Tenant shall be deemed to have waived its right to lease the additional space. Upon Tenant's election to lease additional space, Tenant and Landlord shall execute an addendum to this Lease within fourteen (14) days, leasing the additional space under the terms and conditions set forth in the offer as well as those further terms set forth in this Lease. Failure to execute the addendum is a material breach of this Lease.

                                       2
                                                                  INITIAL ______
                                                                          ______
                                                                          ______

     3. COMPLETION OF PREMISES. The parties acknowledge that tenant improvements will need to be installed in the Premises and that such tenant improvement work will be constructed by Landlord, in accordance with the following terms and conditions:

          a. Tenant and Landlord have caused to be prepared and have agreed upon the detailed final plans and specifications showing all improvements and alterations which Tenant desires to make to the Premises which are attached as EXHIBIT B and incorporated into this Lease, The aforesaid final plans and specifications shall be deemed to be "TENANT PLANS".

          b. Landlord agrees to fund the tenant improvements up to an amount which shall not exceed Six Hundred Seventy Six Thousand Five Hundred Eighty Eight Dollars and Ninety Five Cents ($676,588.95) ("TENANT IMPROVEMENT BUDGET") to be applied to the costs and expenses incurred in connection with the completion of the Tenant Plans. Landlord hereby confirms that the Tenant Improvement Budget is sufficient to pay for the Tenant Plans as depicted on EXHIBIT B.

          c. Landlord shall submit said Tenant Plans to the City of Phoenix within forty-five (45) days after execution of this Lease, and shall use all reasonable efforts to obtain all necessary permits from the City of Phoenix. Landlord shall cause the tenant improvement work in the Premises to be completed promptly after the execution date of this Lease ("EXECUTION DATE") at Landlord's expense in accordance with Tenant's Plans, and such tenant improvement work shall be completed no later than one hundred fifty
     (150) days after the Execution Date, subject only to delays caused by events of Force Majeure. The term "FORCE MAJEURE" shall mean any act of God, war, insurrection, applicable governmental or judicial law or regulation, zoning ordinance, governmental order or decree.

          d. No material changes shall be made to Tenant's Plans submitted by Landlord and approved by Tenant without Tenant's prior written consent. All such tenant improvement work shall be performed as promptly as possible with all due diligence after the Execution Date and shall be performed in a lien free manner by Hardison Downey Construction which is duly licensed in Arizona and has been selected by Landlord and Tenant. Tenant may propose changes to the tenant improvement work (hereinafter sometimes referred to as the "TENANT WORK") only by written instructions to Landlord. All such changes will be subject to Landlord's prior written approval in accordance with the provisions of this Paragraph. Prior to commencing any change, Landlord will prepare and deliver to Tenant, a change order setting forth the total cost of such change and the number of days, if any, which the Commencement Date will be delayed as a result of any such change, which will include associated architectural, engineering, construction contractor's costs and fees and completion schedule changes and the number of days, if any, which the Commencement Date will be delayed as a result of any such change (any such number of days, a "TENANT DELAY"). If Tenant fails to approve such change order within five (5) Business Days after delivery by Landlord, Tenant will be deemed to have withdrawn the proposed change and Landlord will not proceed to perform the change. Upon Landlord's receipt of Tenant's approval, Landlord will proceed with the change. To the extent such change does not cause the cost of the Tenant Work to exceed the Tenant Improvement Budget, Tenant shall not be required to pay for such

                                       3
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
     change. To the extent the cost of such change exceeds the Tenant Improvement Budget, Tenant shall pay Landlord the cost of the change upon receipt of invoices from Landlord's contractors for the same. Landlord may withhold its approval of any proposed change order that:

               (1) Exceeds or adversely affects the structural integrity of the Building or the Building systems; or

               (2) Does not conform to applicable building codes or is not approved by any governmental, quasi-governmental or utility authority with jurisdiction over the Premises.

          e. Landlord may permit Tenant and Tenant's agents, suppliers and workers (collectively, "TENANT'S AGENTS") whom Tenant engages to do work other than the Tenant Work to enter the Premises prior to the Commencement Date to enable Tenant to install telephone or other wiring, computer, security or other equipment (including by way of illustration and not limitation, fire suppression equipment in the warehouse with respect to the racking in the warehouse portion of the Premises) or to do such other things as may be required by Tenant to make the Premises ready for Tenant's occupancy ("TENANT'S PRE-OCCUPANCY WORK"), provided that Tenant and Tenant's Agents and their activities in the Premises and Building will not interfere with or delay the completion of the Tenant Work and will not interfere with other activities of Landlord or occupants of the Building. Tenant or Tenant's Agents shall not enter the Building or the Premises without specific written authorization by Landlord and Hardison Downey Construction and Tenant agrees that any such entry into the Premises shall be at Tenant's own risk, and Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property or Tenant's installations made in the Premises, and Tenant agrees to protect, defend, indemnify and save harmless Landlord and its agents and employees from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or Tenant's Agents in or about the Premises or Building.

          Tenant shall give to Landlord a written request to have such access to the Premises not less than five (5) days prior to the date on which such access will commence, which written request shall contain or shall be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all plans and specifications pertaining to Tenant's Pre-Occupancy Work; and (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work.

          f. Landlord and Tenant agree that absent Tenant Delay the Tenant Work shall be substantially complete not later than the Commencement Date. Prior to the Commencement Date, Tenant will conduct a walk-through inspection of the Premises with Landlord and prepare a punch list of items need

                                       4
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
     additional work by Landlord. Other than the items specified in the punch list and "latent defects", as defined below, by taking possession of the Premises Tenant will be deemed to have accepted the Premises in their condition on the date of delivery of possession and to have acknowledged that Landlord has installed the Tenant Work as required by this Lease and that there are no items needing additional work or repair. A "latent defect" is a defect in the condition of the Premises caused by Landlord's failure to construct the Tenant Work in a good and workmanlike manner and in accordance with the Tenant Plans, which defect would not ordinarily be observed during a walk-through inspection. If Tenant notifies Landlord of a latent defect within one (1) year following the Commencement Date, then Landlord, at its expense, will repair such latent defect as soon as practicable. Landlord shall also deliver to Tenant as of the Commencement Date a true and correct copy of all warranties for the Tenant Work, shall advise any such third parties that Tenant is a third party beneficiary of such warranties and, with respect to any such maintenance and repairs which Tenant is required to perform pursuant to Paragraph 12 hereinbelow, Landlord hereby assigns to Tenant the right to enforce all warranties, guaranties and indemnities, such assignment to be performed pursuant to and in accordance with Section 3(d) of the Master Lease.

     4. USE AND OCCUPATION OF PREMISES.

          a. CONDITION: Landlord represents and warrants that as of the Commencement Date the Building and Premises shall comply with all Legal Requirements and Environmental Laws (as each of such capitalized terms are defined in the Master Lease), including but not limited to all requirements under the Americans with Disabilities Act. Landlord further represents that to Landlord's knowledge no Hazardous Substances have been discharged onto the Building or the surrounding area subject to the Master Lease ("Leased Premises") in violation of any Environmental Law and that Landlord has received no notices of violation of any Environmental Law concerning the Leased Premises. Landlord shall and hereby does agree to defined, indemnify and hold Tenant, its officers, directors, shareholders and employees harmless for, from and against any and all loss, damage, expenses, fees, claims, costs and liabilities, including, but not limited to, attorneys' fees and costs of litigation, arising out of or in any manner connected with "release" or "threatened release" of or failure to remove, as required by Section 27 of the Master Lease, Hazardous Substances from the Premises or any portion or portions thereof, now or hereafter existing and whether or not arising out of or in any manner connected with Landlord's occupancy of the Building, except as such Hazardous Substances were introduced by or caused to be introduced by the Tenant or its respective officers, directors, employees or others in privity of contract in connection with the Premises or this Lease.

          b. USE: Tenant shall not use the Premises for any purpose or conduct business from the Premises under any trade name other than the permitted use specified in Paragraph 1, without obtaining the prior written consent of Landlord, PROVIDED, HOWEVER, that with respect to changes in use or Tenant's name, Landlord shall not unreasonably withhold its consent to any such changes in use if the same shall not reduce the market value of the Premises or the Building at the end of the term. Tenant shall not use or permit any person to use the Premises for conducting thereon a second-hand store, auction, distress, fire sale, or bankruptcy or going-out-of-business

                                       5
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
     sale, or any similar sale, without obtaining the prior written consent of Landlord, or for any use or purpose in violation of the laws, ordinances or regulations now or hereafter in force of any lawful authority. Tenant shall not display or sell merchandise, nor allow carts, portable signs, devices or other objects to be stored or to remain outside the exterior walls and shall not solicit in any manner in any of the parking and common areas. During the term of this Lease, the Premises shall be kept in a clean and wholesome condition, free from any disorderly conduct, noise, odor or nuisance.

     5. TERM. The term of this Lease and Tenant's obligations hereunder shall begin on the commencement date set forth herein and shall continue until 12:00 o'clock midnight of the last day of the final year of this Lease, unless sooner terminated pursuant to this Lease. The term "lease year" as used herein shall mean a period of twelve (12) consecutive full calendar months.

     6. RENT. Tenant absolutely and unconditionally agrees to pay to Landlord at the address set forth herein, or at such other place designated by Landlord, without any prior written demand therefor and without any deductions or setoffs whatsoever, and as fixed rent, the Rent specified herein, in advance, upon the first day of each calendar month of each lease year. Monthly Rent for any period during the term which is for less than one (1) month shall be a pro rata portion of the monthly installment. If the Commencement Date is not December 1, 2001, the first month's rent payment which Tenant makes on December 1, 2001 (as required on P. 1 of this Lease) shall apply to the month in which the Tenant takes occupancy.

     7. SECURITY DEPOSIT. Landlord acknowledges receipt of the security deposit specified herein which shall be held by Landlord, without interest, as security for the faithful performance by Tenant of all the terms of this Lease by Tenant to be observed and performed. Landlord shall have the right to commingle said security deposit with its other funds.

     If Tenant fails to pay any rent reserved or any other sum payable by Tenant to Landlord pursuant to this Lease, or if Tenant should fail to perform any other term of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, apply all or any portion of said security deposit toward the payment of rent or other charges due or loss or damage sustained by Landlord due to such breach on the part of Tenant. In the event any proceedings are commenced by or against Tenant under any chapter of the Bankruptcy Act, said security deposit shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings. If Landlord uses or applies all or any portion of the security deposit, Tenant shall deposit cash with Landlord, within ten (10) days after written demand by Landlord, in an amount sufficient to restore the security deposit to the full amount, and Tenant's failure to do so shall be a material breach of this Lease.

     Upon the expiration or early termination of this Lease, any part of said security deposit not applied as set forth above shall be returned to Tenant, provided that Tenant is not then in default hereunder.

     8. CERTAIN TAXES. Tenant covenants and agrees to pay, at the time of payment of the Monthly Rent, as additional rent, any privilege, rental sales, or other tax imposed upon or measured by the rentals from the Premises and the

                                       6
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
appurtenances thereof (provided, however, that the foregoing taxes shall not include income taxes, interest or penalties for late payment of any taxes, capital levy taxes, estate, succession or inheritance taxes, excess profits taxes, franchise taxes or any other taxes imposed upon or measured by Landlord's income or profits, unless the same shall be imposed in lieu of rental sales tax). Landlord is responsible for real estate property taxes on the Building.

     9. UTILITIES. Landlord agrees to pay the following charges for utilities used by Tenant: water, and electricity. In the event of an interruption in the water and electricity provided by Landlord herein (or the heating, ventilating and air-conditioning provided by Landlord pursuant to Paragraph 12 hereinbelow) and (i) such interruption is not caused by fire or casualty (all of which is addressed in Paragraph 13 hereinbelow) or any act or omission of Tenant, Tenant's Agents, employees or invitees; (ii) such failure or delay rends all or any position of the Premises untenantable; and (iii) Tenant cannot and does not occupy the Premises or such portion thereof for the conduct of Tenant's business therein for a period of three (3) consecutive Business Days, then Tenant shall abate for the portion of the Premises rendered untenantable and which Tenant cannot and does not occupy for the conduct of Tenant's business therein for the period of untenantability, and such abatement shall cease when such portion of the Premises are again tenantable. Should the delivery of water and/or electricity be interrupted for any cause, Landlord shall promptly commence and diligently pursue the restoration of such service. Tenant is responsible for all charges and costs not set forth in this paragraph including but not limited to alarm system monitoring, electronic security systems, trash collection, telephone, cable, Internet and other communication charges, private security, and maintenance relative to the rentable area occupied by Tenant.

     10. INSURANCE. Landlord shall maintain insurance against damage or destruction by fire and extended coverage of the Building, in such amount and upon such terms and conditions as it shall in its discretion determine to provide, but in all events in the amounts and types of coverages required by
Section 14 of the Master Lease. In this connection, Tenant shall not sell, rent or offer for sale or rent any goods or merchandise nor do, cause to be done or permit any conduct or activities, in, on or about the Premises, which will tend to increase the costs for policies of insurance on the Premises.

     Tenant shall maintain during the term of this Lease, at its expense, a public liability insurance policy, for injury, death or damage which might result from Tenant's occupation of the Premises or operation of its business, either to persons or property, in amounts not less than $500,000.00 as to injury or loss of life of one person, $1,000,000.00 as to injury or loss of life to all persons arising out of a single accident or disaster, and $1,000,000.00 for accident or property damage liability. Tenant shall also maintain during the term of this Lease, at its own expense, insurance covering all plate glass and exterior doors in the Premises in an amount equal to their full replacement value from time to time insuring the same against breakage and other damage. Tenant shall have Landlord named, as an "additional insured" under all liability insurance policies Tenant is required to obtain pursuant to this Lease.

     Tenant shall also maintain during the term of this Lease, at its expense, insurance covering all of Tenant's fixtures, merchandise and other property in an amount equal to the full replacement value thereof.

                                       7
                                                                  INITIAL ______
                                                                          ______
                                                                          ______

     Insurance required hereunder shall be in companies rated A+ or better in "Best's Insurance Guide". Tenant shall deliver to Landlord copies of policies of liability insurance required under this Paragraph 11 or certificates evidencing the existence and amounts of such insurance with loss payable clauses naming Landlord and other parties as requested by Landlord as an additional insured party and which are otherwise satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modifications except after thirty (30) days prior written notice to Landlord. Tenant shall, within thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof. If Tenant fails to do so Landlord may but shall not be required to, procure such insurance and charge the cost thereof to Tenant which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 11.

     11. ALTERATIONS. Tenant shall not make any improvements, alterations, additions or changes to the Premises without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, PROVIDED, HOWEVER, that no consent shall be required to be obtained from Landlord if: (i) the cost of any such improvements, alterations, addition or changes do not exceed $25,000 per annum; and (ii) Tenant complies with the remaining provisions of this Paragraph 11 (provided, further, that Tenant shall nevertheless provide Landlord with notice of any such permitted alterations and all such alterations shall nevertheless comply with the succeeding provisions of this Paragraph 11. If Tenant desires to make any improvements, alterations, additions or changes to the Premises, Tenant shall furnish Landlord with plans and specifications for same, together with a written bid from a licensed contractor reasonably acceptable to Landlord. All costs of construction shall be borne by Tenant. Notwithstanding the foregoing, Tenant shall not make any improvements, alterations, additions or changes of a structural nature to the Premises, nor any improvements, alterations, additions or changes of any nature to the exterior or roof of the Premises. All alterations, additions or improvements installed in the Premises at any time, either by Tenant or by Landlord on behalf of Tenant, shall become the property of Landlord and shall remain upon and be surrendered with the Premises unless Landlord, by notice to Tenant not later than twenty (20) days prior to the termination of this Lease, elects to have them removed by Tenant, in which event, the same shall be removed from the Premises by Tenant forthwith at Tenant's expense. Nothing contained herein shall be construed to prevent Tenant's removal of trade fixtures, but upon removal of any such trade fixtures from the Premises, or upon removal of other installations as may be required by Landlord, Tenant shall immediately, and at its expense, repair and restore the Premises to the condition existing prior to installation and repair any damage to the Premises due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense.

     12. MAINTENANCE OF PREMISES. Tenant shall keep and maintain the interior of the Premises, including, but not limited to, all window blinds, light bulbs, carpeting, tile, built-ins, air filters, the interior portion of the plumbing connecting Tenant's toilets and other plumbing fixtures to the plumbing lines servicing the Building, the wiring and alarm system serving the Premises, all other fixtures and equipment therein and all window casements or frames, plate glass, doors and door frames, locks, closing devices, and Tenant's signs, in good condition and repair during the term of this Lease, reasonable wear and

                                       8
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
tear excepted. Tenant is responsible for all janitorial services, telephone, computer and other communications equipment, plumbing and electrical outlet maintenance and repair, air conditioning filters, insurance for building contents, inventory and equipment, and all other internal general maintenance and repair to the Premises. Tenant shall keep the Premises in the condition required from time to time by all applicable Legal Requirements.

     Landlord shall maintain and repair the exterior of the Premises (including but not limited to the parking lot and all landscaping), the heating, ventilating and air-conditioning system, the back-up generator, and all other structural elements of the Building, roof replacement and repair, asphalt maintenance and repair, maintenance and repair of the air conditioning, chiller, water tower and backup generator, exterior building paint, all plumbing and sewer lines connecting the Tenant's interior plumbing to the plumbing lines servicing the Building, and all replacement of the foregoing items if required pursuant to the Master Lease. Landlord shall also be solely responsible for all fees and costs of managing the Building as well as all real estate property taxes for the Building. Notwithstanding the foregoing, Landlord shall not be required or obligated to make any such repairs necessitated by reason of the negligent or willful action of Tenant or any of its servants, agents, employees, customers, visitors or licensees, or by reason of the failure of Tenant to perform or observe any terms or provisions hereof, or by reason of any improvements, alterations, additions or changes to the Premises made by Tenant, such repairs being the sole responsibility and obligation of Tenant. Landlord is not responsible for humidity or temperature fluctuations that may be found within the Building or Premises. Tenant agrees to give Landlord written notice of any such needed repairs.

     If Tenant refuses or neglects to timely make repairs or otherwise maintain the Premises in accordance with the provisions hereof and in a manner satisfactory to Landlord, Landlord shall have the right, but shall not be obligated, to make any or all such repairs or perform any or all such maintenance on behalf of and for the account of Tenant upon giving ten (10) days written notice to Tenant of its intention to do so. In such event, all sums expended and all expenses incurred by Landlord in connection with the foregoing shall be additional rent hereunder, payable on demand, and bearing interest from the date of such expenditure or incurrence at the rate of eighteen percent (18%) per annum.

     If Landlord refuses or neglects to timely make repairs or otherwise maintain the Premises in accordance with the provisions hereof, Tenant shall have the right, but shall not be obligated, to make any or all such repairs or perform any or all such maintenance on behalf of and for the account of Landlord upon giving ten (10) days written notice to Landlord of its intention to do so, in which event Tenant shall have the right to deduct the reasonable cost of all such repairs (not including any improvement made as part of the repairs) from the rent thereafter due from Tenant to Landlord.

     No exercise by Landlord of any rights reserved herein shall, except as otherwise herein set forth, entitle Tenant to any damages for any injury to the property or business of Tenant or inconvenience occasioned thereby nor to any abatement of rent.

     13. DAMAGE OR DESTRUCTION TO PREMISES. In the event that the Premises are at any time during the term of this Lease partially damaged by fire, flood, tornado, windstorm, or by the elements, or otherwise, Landlord shall, as

                                       9
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
speedily as circumstances permit, repair said damage and restore the Premises and such condition, or, with respect to the Premises, with such modification as Landlord and Tenant shall agree to in writing, and this Lease shall remain and continue in full force and effect; provided that such loss is insured and that all proceeds of such insurance coverage are made available to Landlord and are not subject to any superior right thereto of any mortgagee or other party and, further provided that Tenant shall, at its sole expense, diligently repair, restore or replace all damaged or destroyed leasehold improvements (other than the tenant improvement work performed by Landlord pursuant to Paragraph 3 hereinabove), fixtures, furniture, equipment and other property of Tenant in, on or about the Premises. Tenant shall continue to conduct its business on the Premises during such replacement, restoration or rebuilding to the extent reasonably practicable. In the event that the Premises are rendered partially untenantable as a result of the foregoing, then the Monthly Rent shall be abated proportionately to the extent that the Premises are rendered untenantable during such replacement restoration or rebuilding; PROVIDED, HOWEVER, Tenant shall not be entitled to any compensation or damages from Landlord for injury to its business, loss or impairment in the use of the Premises or any part thereof or any property of Tenant or any other injury or inconvenience occasioned by such damage, replacement, restoration or rebuilding.

     If the Premises shall be completely damaged or destroyed, or in the event that the damage is such that, in the opinion of Landlord, it is not practical or desirable to repair or rebuild the same, then Landlord may within sixty (60) days following the date of such casualty elect to terminate this Lease by so notifying Tenant in writing PROVIDED, HOWEVER, that in all events if Landlord is required to repair or rebuild the Premises pursuant to the terms and provisions of Section 15 of the Master Lease, then and in such event Landlord shall repair or rebuild the Premises (and Landlord shall notify Tenant in all events whether it shall rebuild or repair the Premises within the aforesaid sixty (60) day period. If the Lease is terminated pursuant to the preceding sentence, this Lease shall terminate as of the date set forth in said notice, all insurance proceeds available as a result of damage or destruction to the Premises and any fixtures and other property a part thereof or appurtenant thereto shall be paid to Landlord, and both parties shall be released from any further obligation or liability hereunder, except as to the payment by Tenant to Landlord of all rentals and all other sums accrued and unpaid as of the date set forth in said notice. Landlord expressly acknowledges that the racks in the warehouse and the modular furniture installed by Tenant shall remain Tenant's trade fixtures.

     14. CONDEMNATION. Should the Premises or any portion thereof be taken for public use by right of eminent domain with or without litigation, any award for compensation and/or damages, whether attained by agreement prior to or during the time of trial, or by judgment or verdict after trial, applying to the leasehold estate created hereby other than that portion of said award, if any, based upon a taking of Tenant's movable trade fixtures, shall belong and be paid to Landlord, and Tenant hereby assigns, transfers and sets over to Landlord all of the right, title and interest which it might otherwise have therein. In the event that the portion of the Premises is so taken is such that Landlord shall be required to tender a Purchase Offer (as such term is defined in Section 13 of the Master Lease) to Master Landlord, then and in such event, if the portion of the Building so taken shall be more than fifteen (15%) percent of the floor area of the Premises, Landlord shall have the option, to be exercised by written notice given to Tenant within thirty (30) days after the date of such taking, to terminate this Lease. In the event that more than fifteen (15%) percent of the floor area of the Premises shall be so taken and Landlord does not so elect to

                                       10
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
terminate this Lease, or if less than fifteen (15%) percent of the floor area of the Premises is so taken, provided Tenant can continue to conduct its business at the Premises in the manner in which it was conducted prior to the condemnation, then the Monthly Rent payable under this Lease shall be reduced in the same proportion as the amount of said floor area is reduced by such taking and Landlord shall make such reconstruction of the Premises as may be required to the extent of the aforesaid award. Notwithstanding anything to the contrary in this Paragraph 14, if such taking renders the remaining Premises uneconomic for the continued use or occupancy in the business of Tenant in the reasonable business judgment of Tenant's board of directors, then Tenant shall have the right to terminate this Lease upon thirty (30) days prior written notice to Landlord.

     15. ASSIGNMENT AND SUBLETTING. Tenant may sublet the Premises in whole or in part with the prior written approval of Landlord as well as the Landlord under the Master Lease, PROVIDED, HOWEVER, that any rent paid by the tenant under any sublease over and above the Rent owed by Tenant to Landlord under this Lease shall be paid over to Landlord at the time that rent is due Tenant under any sublease. Landlord's permission shall not be unreasonably withheld. Tenant shall remain responsible for performance of each and every provision in this Lease and the Master Lease. Landlord shall have the right to assign, transfer and convey all or any part of its interest in this Lease or in the Premises. Landlord's obligations to Tenant shall cease wholly or partly, as the case may be, as of the effective date of such assignment, transfer or conveyance,
PROVIDED, HOWEVER, that Landlord shall in all events transfer to any such assignee or transferee Tenant's security deposit and provide Tenant with a notice confirming such transfer of security deposit, countersigned by the assignee or transferree, and, provided Landlord has so transferred Tenant's security deposit, Tenant shall thereafter look solely to the assignee, transferee or purchaser thereof. In the event of any such assignment, transfer or conveyance of all or any part of Landlord's interest herein, either voluntarily or involuntarily, as a result of a foreclosure of any mortgage or deed of trust, or otherwise, Tenant hereby agrees to attorn to, and become the Tenant of any assignee, successor in interest or purchaser of Landlord's interest herein.

     Notwithstanding anything to the contrary in this Paragraph 15, so long as any assignee or successor Tenant by reason of merger or asset purchase or other transaction contemplated by this grammatical paragraph which shall have the primary responsibility for complying with the obligations of Tenant under this Lease shall have a satisfactory credit history and/or a showing of satisfactory financial responsibility ("FINANCIAL RESPONSIBILITY"), upon notice to Landlord, but without the requirement of Landlord's consent, and without the right of any recapture by Landlord, Tenant may assign this Lease or sublet or allow use of the Premises, or any portion thereof by a Tenant Affiliate. Further, in the event that such Tenant Affiliate shall have such Financial Responsibility, then Landlord shall not unreasonably withhold its consent to releasing such named Tenant from this Lease. A "TENANT AFFILIATE" shall mean: (a) any person, corporation, partnership, trust or other entity which controls or is controlled by or is under common control with Tenant; (b) any corporation resulting from a merger or consolidation with Tenant; (c) any person, corporation, partnership, trust or other entity succeeding to the business or assets of Tenant or (d) any person, corporation, partnership, trust or other entity which acquires all or substantially all of the assets or business of Tenant, provided, however, that any assignee assumes in full the obligations of Tenant under this Lease. As used in the definition of "Tenant Affiliate" the term "control" or "controlling" shall mean (i) the possession, directly or indirectly, of the power to vote fifty-one percent (51%) or more of the stock, voting trust certificates or other

                                       11
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
securities having voting power for the election of directors of a corporate entity, (ii) the status of a general partner of a general or limited partnership (provided that, in addition to the ownership of all of the general partnership interests, a total of fifty-one percent (51%) of the partnership interests are owned) or (iii) the possession of the power to otherwise direct or cause the direction of the management and policies of an entity, whether through the ownership of voting stock, voting trust certificates or other securities or of partnership interests or by contract or otherwise. Notwithstanding anything to the contrary contained in this Paragraph 15, the transfer of any interest in Tenant which is effected through the sale of the shares of Tenant (or, following an assignment or sublet to any Tenant Affiliate, the shares of such Tenant Affiliate or any other Tenant Affiliate) through the "over the counter market" or through any recognized stock exchange, shall not be deemed to be an assignment or transfer of this Lease.

     16. DEFAULT BY TENANT AND REMEDIES.

          a. DEFAULT. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

               (1) The abandonment of the Premises by Tenant, or the vacating of the Premises for a period of five (5) consecutive days.

               (2) The failure by Tenant to make any payment of rent, additional rent or any other payment required to be made by Tenant hereunder within five (5) days after the same shall be due.

               (3) Tenant makes any assignment or sublets the Premises without written approval of the Landlord and Landlord under the Master Lease.

               (4) Tenant makes an assignment for the benefit of creditors or a receiver is appointed to take possession of substantially all of Tenant's assets located in the Premises or of Tenant's interest in this Lease, or a petition is filed by or against Tenant under any section of the Bankruptcy Act which is not dismissed within sixty (60) days thereafter, or substantially all of Tenant's assets located in the Premises or Tenant's leasehold interest in the Premises are attached or taken by other judicial seizure.

               (5) The failure by Tenant to observe or perform any other covenant, condition or provision of this Lease to be observed or performed by Tenant where such failure shall continue for a period of thirty (30) days after written notice thereof is given by Landlord to Tenant.

          b. REMEDIES. In the event of any such material default or breach by Tenant, Landlord shall have the right, at its election, without further notice or demand, to reenter upon the Premises with or without process of law and take possession of the same and of all equipment and fixtures therein, including the right to change door locks and suspend utilities and services and expel or remove Tenant and all other parties occupying the Premises using such force as may reasonably be necessary to do so without being liable to Tenant for any loss or damage occasioned thereby; such property may be removed and stored in any other place in the building or in

                                       12
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
     any other place, for the account of and at the expense and risk of Tenant, and Tenant will pay to Landlord on request any and all expenses incurred in such removal and any storage charges therefor; or Landlord may, at its option, without notice to Tenant, sell said property for such price and upon such terms as Landlord may determine, applying the proceeds of such sale upon any amounts due under this Lease, including the expenses of removal and sale.

          Should Landlord elect to reenter as herein provided or should it take possession pursuant to legal proceedings, it may terminate this Lease or it may, from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to said Premises at the expense of Tenant, or it may avail itself of any other right or remedy granted by law or equity, to be exercised cumulatively or successively as the law permits.

          In the event that Landlord relets the Premises from time to time, Tenant shall have no right or authority whatever to collect any rentals received thereunder and the rentals so received by Landlord shall be applied first to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord, then to the payment of any cost of such reletting, including attorneys' fees and leasing commissions which Landlord may have paid or incurred in connection with such repossession and reletting, then to the payment of the cost of any alteration or repair to the Premises to make them tenantable or acceptable to a new tenant, then to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder.

          Whether or not the Premises are relet, Tenant shall pay Landlord all amounts required to be paid by Tenant up to the date of Landlord's reentry, and thereafter, Tenant shall pay Landlord until the end of the term of this Lease the amount of all rentals and other charges required to be paid by Tenant hereunder, less the proceeds of such reletting during the term hereof, if any, after payment of the foregoing. Such payments by Tenant shall be due at such times as are provided in this Lease, and Landlord need not delay any action to recover such payments until the termination of this Lease. Landlord shall not by such reentry or other act be deemed to have terminated this Lease unless Landlord shall give to Tenant written notice of Landlord's election to terminate this Lease as provided herein, and Landlord shall thereupon be entitled to recover from Tenant the worth, at the time of such termination, of the rent and other charges required to be paid by Tenant hereunder for the balance of the term of this Lease (if this Lease has not been so terminated), less any portion which Tenant can prove could have reasonably been avoided through reletting.

          c. LATE PAYMENT CHARGES. Tenant's failure to pay amounts due hereunder promptly when due or the payment of amounts due hereunder by check or draft which is dishonored may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing, accounting and collection costs. Therefore, if Landlord does not receive any payment when due as defined in this Lease or payment is dishonored for

                                       13
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
     any reason, Tenant shall pay Landlord a late payment charge equal to ten percent (10%) of the such amount. Both Tenant and Landlord hereby expressly agree that such late payment charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

          Acceptance of a rental payment without a late payment charge does not constitute a waiver by Landlord of these late payment charge provisions, and shall not work to prevent Landlord from later enforcing this provision and assessing late payment charges, or enforcing Landlord's other rights and remedies. Further, these late payment charge provisions do not constitute a waiver of any default provisions previously stated in this paragraph.

     17. MISCELLANEOUS.

          a. FORM OF PAYMENT: Tenant agrees to timely make all payments to Landlord provided for herein by U.S. currency, or check, cashier's check, money order or certified check payable in immediately available U.S. funds. In the event that any instrument tendered by Landlord in payment of amounts due hereunder is returned by any financial institution unpaid, Tenant shall pay to Landlord a fee of $100.00 per item returned, in addition to any late payment charge reflected above. In Landlord's sole discretion, upon two days advance written notice from Landlord, Tenant agrees that all amounts due hereunder shall be timely paid by Tenant in U.S. currency, or cashier's check, money order or certified check payable in immediately available U.S. funds.

          b. APPLICATION OF PAYMENTS: Tenant hereby agrees that any amounts paid by Tenant hereunder may be applied by Landlord as Landlord sees fit in Landlord's sole discretion, such as first to late fees, next to other payments due and finally to rent due.

     18. RULES AND REGULATIONS. Tenant agrees and covenants that it shall comply with all rules and regulations regarding the use and occupancy of the Premises and all common areas and facilities thereof, as Landlord shall in its sole discretion establish from time to time. Upon ten (10) days written notice to Tenant, Landlord shall have the right to repeal, amend, alter or supplement such rules and regulations. Tenant shall engage the alarm system at all times where the Premises is not occupied.

     19. PARKING. Tenant shall have use of forty (40) covered and an additional one hundred six (106) uncovered parking spaces. The allotted parking spaces shall be identified as reserved for Tenant. Parking spaces shall be used solely for the purpose of parking motorized passenger vehicles belonging to employees or visitors of Tenant during normal business hours. Tenant shall not cause anything, including vehicles, to remain overnight in said parking spaces.

     20. SIGNS.

          a. Tenant shall not erect or install any advertising matter of any nature whatsoever, including any sign, lettering, placard, on any exterior door, wall or window of the Premises or in any window display area, without first obtaining the written consent of Landlord. Tenant agrees not to use any advertising media that may be deemed objectionable to Landlord or which may be heard or experienced outside the Premises, including, but not limited to, flashing lights, search lights, loud speakers, phonographs, records or television.

                                       14
                                                                  INITIAL ______
                                                                          ______
                                                                          ______

          b. Tenant may, at its sole cost and expense, install Building signage on the west end of the Building corresponding to the planned entry to the Premises as well as on the monument sign at the northeast corner of the land surrounding the Building. Tenant must obtain all required permits from the City of Phoenix for such signage and must conform to all City of Phoenix sign guidelines and regulations.

     21. ACCESS TO PREMISES. Landlord shall have the right to enter upon the Premises at all reasonable times for the purpose of examining or inspecting the Premises, or showing the same to prospective tenants or lenders, provided that except in the case of an emergency when Tenant is not at the Premises, Tenant shall at all times be permitted to have one of Tenant's Agents accompany Landlord on any such examination or inspection. Landlord shall have the right to place a sign upon the Premises indicating that the Premises are for rent, lease or sale one hundred eighty (180) days prior to the expiration of the term of this Lease.

     22. SURRENDER OF THE PREMISES. Upon the expiration or sooner of this Lease, Tenant shall quit and surrender the Premises and all improvements thereon, in good order and condition, ordinary wear excepted.

     23. HOLDING OVER. If Tenant shall remain in possession of the Premises after the expiration or sooner termination of this Lease, such occupancy shall, at the sole option of Landlord, be a tenancy from month to month upon all of the terms and provisions hereof, except that Monthly Rent shall be one hundred fifty percent (150%) of the amount required immediately prior to the commencement of the holdover tenancy. Said monthly tenancy may be terminated by either party upon giving the other not less than thirty (30) days prior written notice and such tenancy shall only be terminable at the end of a particular calendar month.

     24. INDEMNITY.

          a. Tenant does hereby indemnify Landlord against any claim, expense, action, loss or liability paid, suffered or incurred as a result of any breach by Tenant, its servants, agents, employees, customers, visitors or licensees, of any covenant or condition contained in this Lease, as a result of Tenant's use or occupation of the Premises or the carelessness, neglect or improper conduct of Landlord, its servants, agents, employees, customers, visitors or licensees or arising directly or indirectly from the existence of Hazardous Materials if placed on the Premises by acts of Landlord or third parties other than Tenant and its servants, agents, employees, customers, visitors or licensees. This indemnification shall survive the termination of this lease.

          b. Landlord does hereby indemnify Tenant against any claim, expense, action, loss or liability paid, suffered or incurred as a result of any breach by Landlord, its servants, agents, employees, customers, visitors or licensees, of any covenant or condition contained in this Lease, as a result of Landlord's use, occupation or leasing of the remaining portions of the Building or the carelessness, neglect or improper conduct of Landlord, its servants, agents, employees, customers, visitors or licensees or arising directly or indirectly from the existence of Hazardous Materials, environmental conditions or ADA non-compliance conditions of the Premises. This indemnification shall survive the termination of this lease.

                                       15
                                                                  INITIAL ______
                                                                          ______
                                                                          ______

     25. LANDLORD'S LIEN. As security for the payment of rent and any other indebtedness of Tenant to Landlord arising out of this Lease, and in addition to any statutory landlord's lien, to the extent that Tenant is not required by any third party institutional lender ("TENANT'S LENDER") to grant to Tenant's Lender a lien (the "PERSONAL PROPERTY LIEN") upon all personal property, furniture, fixtures, equipment and improvements installed or placed in or upon the Premises by or through Tenant, Tenant hereby grants to Landlord such Personal Property Lien, PROVIDED, HOWEVER, that Landlord hereby acknowledges that Tenant may from time to time be required by Tenant's Lenders to obtain a lien waiver from Landlord pursuant to which Landlord waives the Personal Property Lien for the benefit of any such Tenant's Lender and, with respect to any such waiver, Landlord shall execute such waiver of Personal Property Lien for the benefit of any such Tenant Lender as Tenant may from time to time request.

     26. WAIVER OF RIGHT OF SUBROGATION. Landlord and Tenant hereby release and waive, on behalf of any company, firm or individual insuring the Premises and any appurtenances thereof, its contents and any property of Tenant, any right of subrogation against the other which would otherwise arise in favor of any such insurers. Landlord and Tenant agree that, to the extent that such endorsement is available, they will each obtain for the benefit of the other a waiver of any right of subrogation from their respective insurers.

     Landlord and Tenant further agree and covenant that, with respect to any loss or destruction of the Premises or any appurtenances thereof, or its contents or any property of Tenant, occasioned by any act or omission of the other, Landlord and Tenant shall first seek satisfaction therefor from available insurance and shall proceed against the other only to the extent that said losses or damages are not thereby fully compensated.

     27. ATTORNEYS' FEES AND COSTS. In the event that any suit is instituted by Landlord against Tenant in any way connected with this Lease, or for the recovery of rent or possession of the Premises, Landlord shall recover from Tenant reasonable attorneys' fees and all costs in connection with said suit, whether or not same shall proceed to judgment.

     28. NOTICES. All written communications, notices or demands required or permitted to be given hereunder shall be deemed to have been given when a copy of the notice is hand delivered or mailed, postage prepaid, certified or registered mail, to the address specified herein, or to such other address as shall be designated in writing, as provided herein.

     29. MECHANICS' AND MATERIALMEN'S LIEN. Tenant shall pay or cause to be paid all costs for work done by it or caused to be done by it on the Premises and Tenant shall keep the Premises free and clear of all mechanics' liens and other liens on account of work done by Tenant or persons claiming under it. Tenant agrees to and shall indemnify and hold the Landlord harmless against liability, loss, damages, costs, attorney's fees, and all other expenses on account of claims of lien for work performed or materials or supplies furnished for Tenant or persons claiming under it. If any claim of lien is perfected against the Premises or the Building, as a result of work done by Tenant or materials furnished to Tenant or persons claiming under Tenant, Tenant shall within

                                       16
                                                                  INITIAL ______
                                                                          ______
                                                                          ______
fifteen (15) days thereafter, cause the property which is subject to the lien to be discharged therefrom by paying such lien or by recording a surety bond. If Tenant shall be in default in paying any charge for which a lien claim and/or suit to foreclose the lien has been filed, Landlord may (but shall not be required to) pay the claim and any costs, and the amount so paid, plus reasonable attorney's fees, shall be immediately due and owing from Tenant to Landlord.

     30. TIME IS OF THE ESSENCE. Time shall be of the essence of this Lease and each of the provisions herein.

     31. CUMULATIVE REMEDIES. No remedy or election given by any provision in this Lease shall be deemed exclusive unless so indicated but it shall, whenever possible, be cumulative with all other remedies in law or equity, except as otherwise herein specifically provided.

     32. WAIVER. No waiver by Landlord of any provision of this Lease shall be effective except by an instrument in writing signed by Landlord and shall not be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. If consent or approval given by Landlord under this Lease, it shall not be deemed to be a waiver of any requirement of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord, or of Landlord's agents, shall have any power to accept the keys to the Premises prior to the termination of this Lease and the delivery of the keys to any such employee shall not operate as a termination of this Lease or a surrender of the Premises.

     33. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns, covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by
Landlord: (1) the sole and exclusive remedy shall be against Landlord's interest in the property wherein the Premises is located; (2) no officer or director of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over Landlord); (3) no service of process shall be made against any officer or director of Landlord (except as may be necessary to secure jurisdiction over Landlord); (4) no officer or director of Landlord shall be required to answer or otherwise plead to any service of process; (5) no judgment will be taken against any officer or director of Landlord; (6) any judgment taken against any officer or director of Landlord may be vacated and set aside at any time nunc pro tunc; (7) no writ of execution will ever be levied against the assets of any officer or director of Landlord;
(8) the obligations of Landlord under this Lease do not constitute personal obligations of the individual directors, officers, shareholders or agents of Landlord, and Tenant shall not seek recourse against the individual members, directors, officers, shareholders or agents of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and (9) in any event, Landlord's liability shall be limited to the cost to remedy, or of repair or replacement such that Landlord shall in no case be liable for consequential, incidental or punitive damages irrespective of upon what action or inaction Landlord's alleged liability is based, or whether such liability is founded upon this Lease or duties allegedly imposed by law, or whether the liability arises from Landlord's or some third-party's negligence or misconduct.

                                       17
                                                                  INITIAL ______
                                                                          ______
                                                                          ______

     34. CONSTRUCTION. This Lease shall be governed, construed and enforced in accordance with the laws of the State of Arizona. The parties hereto agree that all provisions hereof are to be construed as covenants and agreements as though words importing such covenants and agreements were used in each separate sentence and clause hereof. It is agreed that if any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease, and all such other provisions shall remain in full force and effect. Notwithstanding any otherwise applicable rule of construction, the parties agree that this Lease is the result of an arms length negotiation, such that the provisions hereof shall not be construed for or against either party.

     35. ENTIRE AGREEMENT. This Lease and the covenants and agreements herein are and shall constitute the entire agreement between the parties. No prior agreement or understandings, verbal or otherwise, of the parties, their agents, servants, employees or attorneys shall be valid or enforceable unless embodied in this Lease. Each party to this Lease hereby acknowledges and agrees that the other party has made no warranties, representations, covenants and agreements, express or implied, to such party other than those expressly set forth herein, and that each party in entering into and executing this Lease has relied upon no warranties, representations, covenants or agreements other than those expressly set forth herein. This Lease may not be altered or amended in any respect except by an agreement in writing executed by Landlord and Tenant.

     36. BENEFITS. This Lease shall be binding upon and inure to the benefit of the parties hereto and their representatives, successors and permitted assigns.

     37. LIST OF EXHIBITS. The following exhibits are attached hereto and incorporated herein:

        Exhibit A - Depiction of Premises
        Exhibit B - Copy of Tenant Plans
        Exhibit C - Copy of Master Lease
        Exhibit D - Copy of Avnet Waiver of Right of First Refusal for Premises.

     38. MASTER LEASE.

          a. This Lease shall become effective only upon execution and delivery thereof by both parties and upon Master Landlord's written consent to the terms of this Lease. Landlord shall use best efforts to obtain Master Landlord's written consent at Landlord's sole cost and expense, including payment of any reasonable fee charged by Master Landlord, in connection with this Lease. Tenant acknowledges that this Lease is subject and subordinate to the Master Lease, a set forth in the second paragraph of
     Section 17 of the Master Lease.

          b. Landlord represents and warrants to Tenant that, attached hereto as EXHIBITS C AND D are, respectively, a true and correct copy of the Master Lease and the waiver of Avent, Inc. to lease the Premises and that as of the date hereof there are no Building rules and regulations under the Master Lease.

                                       18
                                                                  INITIAL ______
                                                                          ______
                                                                          ______

          c. Landlord will not cause or knowingly allow to be caused any default under the Master Lease which shall remain uncured at the expiration of the applicable cure period set forth therein, unless such default arises out of a failure by Tenant to perform its obligations under this Lease. Landlord will deliver to Tenant a copy of any notice of default by Landlord under the Master Lease within ten (10) days after receipt thereof by Landlord. In addition, in the event Landlord is in default under the Master Lease and such default continues beyond the expiration of the applicable grace period set forth therein (a "CONTINUING DEFAULT"), Tenant shall thereafter have the right (but not the obligation) to cure such Continuing Default, if Tenant's cure of such Continuing Default is acceptable to Master Landlord and provided that Tenant gives Landlord prior written notice of such undertaking (PROVIDED, FURTHER, that if any such cure is of a non-monetary default, Tenant acknowledges that Tenant's right to effect any such cure shall be subject to the consent of the Master Landlord and that, in all events, any such cures shall be subject to the terms of Section 19 of the Master Lease and coterminous with the cure rights of Landlord under the Master Lease). Finally, Tenant acknowledges that, as set forth in the Master Landlord's consent to this Lease, the Master Landlord is willing to attempt to provide a copy to Tenant of any written notices of Events of Default by Master Landlord under the Master Lease that the Master Landlord is obligated to provide to Landlord under the Master Lease, PROVIDED, HOWEVER, that Master Landlord's failure to provide such a copy to Tenant shall not be deemed to impair or impact the validity of any notice of default under the Master Lease or the right of the Master Landlord to pursue any of Master Landlord's right or remedies under the Master Lease.

          d. If any event occurs as a result of any actions other than a default by Landlord under the Master Lease which would permit Landlord to terminate the Master Lease as it relates to the Premises, Landlord shall notify Tenant of such occurrence and of its recommendations immediately with regard to such termination rights (the "FIRST NOTICE"). Landlord shall decide in its reasonable discretion whether or not to terminate the Master Lease and shall give Tenant written notice of such decision, provided, however, that if Tenant desires to remain in the Premises Tenant shall have the right upon receipt of the First Notice to elect for a period of ten
     (10) days following receipt of the First Notice to negotiate with the Master Landlord for a direct lease between Master Landlord and Tenant. After the expiration of the aforesaid ten (10) day period, if Landlord still desires to terminate the Master Lease as it relates to the Premises, this Lease shall terminate on the earlier of the date of termination of the Master Lease or the date which is (30) days after Tenant's receipt of a copy of Landlord's written notice of termination to the Master Landlord.

          e. In the event of any such default or failure of performance by Master Landlord, Landlord agrees, upon notice from Tenant, to make demand upon Master Landlord to perform its obligations under the Master Lease and to otherwise cooperate reasonably with Tenant as Tenant may reasonably request, in enforcing the remedies provided in the Master Lease.

                                       19
                                                                  INITIAL ______
                                                                          ______
                                                                          ______

     39. BROKERS' COMMISSIONS. Each party represents to the other that it has directly with and only with Lee & Associates Arizona and Colliers International(collectively, the "Brokers") (whose commissions shall be paid by Landlord pursuant to separate agreement) as broker in connection with the effectuation, negotiation and execution of this Lease, and each party agrees to indemnity and hold the other harmless from all damages, liability and expense (including reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commissions or fees alleged to be due such broker or brokers or finders in connection with its participating with the indemnifying party in the effectuation, negotiation and execution of this Lease in violation of such party's representation aforesaid.

                            [Signature Page Follows]

                                       20
                                                                  INITIAL ______
                                                                          ______
                                                                          ______

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.


                                        LANDLORD

                                        SPEEDFAM-IPEC, INC.,
                                        an Illinois corporation


                                        By: /s/ J. Michael Dodson
                                            ------------------------------------
                                            Name: J. Michael Dodson
                                            Its:  Chief Financial Officer


                                        TENANT

                                        VODAVI COMMUNICATIONS SYSTEMS, INC.,
                                        an Arizona corporation


                                        By: /s/ Gregory K. Roeper
                                            ------------------------------------
                                            Name: Gregory K. Roeper
                                            Its:  President and Chief Executive
                                                  Officer

                                       21
                                                                  INITIAL ______
                                                                          ______
                                                                          ______